SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):                      19-Nov-02

CSFB Mortgage Backed Pass Through Certificates
Series 2002-AR17
(Exact name of registrant as specified in its charter)

Delaware                   333-77054-04                  13-3320910
(State or Other            (Commission                   (I.R.S. Employer
Jurisdiction               File Number)                  Identification No.)
of Incorporation)


           11 Madison Avenue
           New York, New York                                     10010
           (Address of Principal                         (Zip Code)
           Executive Offices)

Registrant's telephone number, including area code       212-325-2000


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No. 1

CSFB Mortgage Backed Pass Through Certificates
Series 2002-AR17

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Class      Beg Bal         Prin          Int
Class 1-A-1 $42,588,972.89 $2,545,237.86     $155,070.68
Class 1-X   $42,588,972.89         $0.00      $75,461.90
Class 2-A-1$197,530,531.30 $24,457,288.87    $893,691.99
Class 2-X  $197,530,531.30         $0.00     $189,237.89
Class C-B-1  $5,344,113.06     $5,805.38      $29,229.94
Class C-B-2  $2,481,337.24     $2,695.51      $13,571.82
Class C-B-3  $1,144,315.66     $1,243.09       $6,258.90
Class C-B-4  $1,145,308.98     $1,244.16       $6,264.34
Class C-B-5    $381,438.56       $414.36       $2,086.30
Class C-B-6    $382,672.27       $415.70       $2,093.05
Class 2-R            $0.00         $0.00           $0.02

           PPIS            Prin Loss     End Bal
Class 1-A-1         $24.16         $0.00  $40,043,735.03
Class 1-X           $11.75         $0.00  $40,043,735.03
Class 2-A-1        $293.76         $0.00 $173,073,242.43
Class 2-X           $62.20         $0.00 $173,073,242.43
Class C-B-1          $8.69         $0.00   $5,338,307.68
Class C-B-2          $4.03         $0.00   $2,478,641.73
Class C-B-3          $1.86         $0.00   $1,143,072.57
Class C-B-4          $1.86         $0.00   $1,144,064.82
Class C-B-5          $0.62         $0.00     $381,024.20
Class C-B-6          $0.62         $0.00     $382,256.57
Class 2-R            $0.00         $0.00           $0.00

           Beginning
           Current PrincipaPrincipal
Class      Amount          Distribution
Class 1-A-1     618.9358072    36.9893600
Class 1-X       618.9358072     0.0000000
Class 2-A-1     648.7002755    80.3189761
Class 2-X       648.7001690     0.0000000
Class C-B-1     993.3295651     1.0790669
Class C-B-2     993.3295596     1.0790673
Class C-B-3     993.3295660     1.0790712
Class C-B-4     993.3295577     1.0790633
Class C-B-5     993.3295833     1.0790625
Class C-B-6     993.3295695     1.0790620
Class 2-R         0.0000000     0.0000000

                           Ending
           Interest        Current PrinciInterest
           Distribution    Amount        Rate
Class 1-A-1       2.2536067   581.9464472     0.043700000
Class 1-X         1.0966705   581.9464472     0.021265688
Class 2-A-1       2.9349298   568.3812994     0.054309726
Class 2-X         0.6214667   568.3812061     0.011500000
Class C-B-1       5.4330743   992.2504981     0.065654216
Class C-B-2       5.4330745   992.2504924     0.065654216
Class C-B-3       5.4330729   992.2504948     0.065654216
Class C-B-4       5.4330789   992.2504944     0.065654216
Class C-B-5       5.4330729   992.2505208     0.065654216
Class C-B-6       5.4330784   992.2505075     0.065654216
Class 2-R         0.4000000     0.0000000     0.054309726

i,ii,v,ix)  Monthly Advances
           Principal       Interest      Total           Unreimbursed
Group U-1          10844.06      49471.32        60315.38             0
Group U-2          55208.23      302334.5       357542.73             0

iii)  Number and aggregate Stated Principal Balance of the Mortgage Loans
           Number of Loans Ending SchedulScheduled PrinciPrincipal Prepayment
Group U-1               123   42045686.44        55268.25    2492453.87
Group U-2               478   181938659.3       217084.97   24249537.84

iv) Servicing Fees
           Servicing Fee   Additional Servicing Fee
Group U-1         13935.44       4645.15
Group U-2         64501.59      21500.55

vi) Delinquency Information for all Mortgage Loans
                            Group U-1                Group U-2
                        Count    Scheduled Balance Count  Scheduled Balance
1 Month Delinquent         0          0             5   2352263.81
2 Month Delinquent         0          0             0            0
3 Months or More Delinquent0          0             2    894698.06

vi) Mortgage Loans in Foreclosure Proceed
               Count           Outstanding Balance
 Group U-1         0             0
 Group U-2         1       460,339

Mortgage Loans in Bankruptcy Proceedings
               Count           Outstanding Balance
Group U-1         0             0
Group U-2         1     434359.18

vii) Mortg. Loans as to which the Mortg. Prop. is an REO Prop.
           Count           Book Value
Group U-1                 0             0
Group U-2                 0             0

x) Tax on prohibited transactions (Section 860F of the Code)
           Provided on the Trust Tax Return

xiii)  Number and aggregate Stated Principal Bal.
of Subs. and Purchases             Group U-1     Group U-2
Number
of Substitutions                       0               0

Principal Balance
of Substitutions                       0               0

Number
of Purchases                           0               0

Purchase Price                         0               0

xi,xiv) Cumulative Interest Shortfalls
                           Class 1-A-1                  0
                           Class 1-X                    0
                           Class 2-A-1                  0
                           Class 2-X                    0
                           Class C-B-1                  0
                           Class C-B-2                  0
                           Class C-B-3                  0
                           Class C-B-4                  0
                           Class C-B-5                  0
                           Class C-B-6                  0
                           Class 2-R                    0
                           Total                        0

xv)   Realized Losses:
                           Current       Cumulative      Prior 3 Years
           Group U-1                0.00            0.00          0.00
           Group U-2                0.00            0.00          0.00

         Gross Coupon     Net Coupon    Gross Margin  Net Margin
Group U-1  6.9965688%      6.4965688%    2.8823376%   2.5073376%
Group U-2  7.0809722%      6.5809726%    2.9091295%   2.5341295%

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Credit Suisse First Boston
Mortgage-Backed Pass-Through Certificates, Series 2002-AR17

  19-Nov-02                Name:         Barbara Grosse
                           Title:        Trust Officer
                                         Bank One